UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 6, 2007

Darwin Professional Underwriters, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32883	03-0510450
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9 Farm Springs Road, Farmington, Connecticut		06032
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	860-284-1300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

The information in this Item 2.02 of Form 8-K and Exhibit 99.1 attached hereto is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Following the close of the New York Stock Exchange on August 7, 2007, Darwin Professional Underwriters, Inc. (the "Company") issued a press release announcing its results of operations for the quarter ended June 30, 2007. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 8.01 Other Events.

Darwin Professional Underwriters, Inc. (the "Company") filed with the Securites Exchange Commission a shelf registration statement on Form S-3, dated August 8, 2007, which registers for possible future sales any or all of the approximately 9.4 million shares of Company common stock currently held by Alleghany Insurance Holdings LLC ("AIHL"), a wholly-owned subsidiary of Alleghany Corporation. The filing was in response to a demand registration request submitted to the Company by AIHL under the Registration Rights Agreement dated May 18, 2006. In the registration request, Darwin was advised that "Although AIHL has no present plan to sell any of its shares of common stock of [the Company], AIHL is requesting the filing of the shelf registration statement at this time to provide flexibility in the event that, in the future, AIHL determines to sell some or all of its shares of common stock." The Company would not receive any proceeds from a sale of shares by AIHL.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following is furnished as an exhibit to this Report, and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended:

99.1 Press release announcing the Darwin Professional Underwriters, Inc.
results of operations for the quarter ended June 30, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Darwin Professional Underwriters, Inc.

August 9, 2007	By:	Timothy J. Curry

Name: Timothy J. Curry
Title: VP & Asst. General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press release issued August 7, 2007 concerning Darwin Professional Underwriters, Inc. results of operations for quarter ended 6/30/2007